SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2001

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

     On December 3, 2001, Solectron Corporation (“Solectron”) issued a press release announcing that it had completed its acquisition of C-MAC Industries (“C-MAC”) pursuant to a Combination Agreement dated as of August 8, 2001 by and between Solectron, 3924548 Canada Inc., a Canadian subsidiary of Solectron, and C-MAC, as amended by an amendment dated as of September 7, 2001 between Solectron, Solectron Global Services Canada Inc., a Canadian subsidiary of Solectron (“Exchangeco”), 3924548 Canada Inc. and C-MAC (the “Combination Agreement”). The Combination Agreement is listed as Exhibit 2.1 hereto and is incorporated herein by reference, and Amendment No. 1 to the Combination Agreement is listed as Exhibit 2.2 hereto and is incorporated herein by reference. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     Pursuant to the Combination Agreement, the holders of common shares of C-MAC received either 1.755 shares of common stock of Solectron or, at the option of certain Canadian resident shareholders of C-MAC, 1.755 exchangeable shares of Exchangeco for each common share of C-MAC held by them, and Solectron thereby acquired all of the outstanding shares of C-MAC capital stock. Each exchangeable share is (a) exchangeable for one share of Solectron common stock, (b) entitles its holder to receive dividends economically equivalent to dividends paid on Solectron’s common stock, (c) entitles its holder to participate in any liquidation of Solectron on the same basis as holders of Solectron common stock and (d) pursuant to a trust agreement in which a share of special voting stock of Solectron was deposited, carries the right to vote at meetings of the stockholders of Solectron.

     The transactions contemplated by the Combination Agreement are intended to allow Canadian shareholders of C-MAC who are residents of Canada for purposes of the Income Tax Act (Canada) the opportunity to dispose of their C-MAC common shares on a tax-deferred or “roll-over” basis for Canadian income tax purposes. The transactions contemplated by the Combination Agreement constitute a taxable acquisition of the assets C-MAC for U.S. federal income tax purposes, and therefore are taxable to U.S. shareholders of C-MAC.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

     Solectron will file financial statements under cover of Form 8-K/A no later than February 14, 2002 (60 days after this Report is required to be filed).

(b)	Pro forma financial information.

     Solectron will file pro forma

financial information under cover of Form 8-K/A no later than February 14, 2002 (60 days after this Report is required to be filed).

(c)	Exhibits.

2.1	Combination Agreement, dated as of August 9, 2001, by and among Solectron Corporation, 3924548 Canada Inc. and C-MAC Industries, Inc. (incorporated by reference to Exhibit 2.1 to Solectron’s Registration on Form S-4 (Registration No. 333-69182) filed by Solectron with the Securities and Exchange Commission on October 19, 2001).

2.2	Amendment No. 1 to the Combination Agreement, dated as of September 7, 2001, by and among Solectron Corporation, C-MAC Industries, Inc., 3924548 Canada Inc. and Solectron Global Services Canada Inc. (incorporated by reference to Exhibit 2.2 to Solectron’s Registration on Form S-4 (Registration No. 333-69182) filed by Solectron with the Securities and Exchange Commission on October 19, 2001).

99.1	Press Release of Solectron Corporation and C-MAC Industries Inc. dated December 3, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2000	SOLECTRON CORPORATION

/s/ KIRAN PATEL

	Name:	Kiran Patel
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document

2.1	Combination Agreement, dated as of August 9, 2001, by and among Solectron Corporation, 3924548 Canada Inc. and C-MAC Industries, Inc. (incorporated by reference to Exhibit 2.1 to Solectron’s Registration on Form S-4 (Registration No. 333-69182) filed by Solectron with the Securities and Exchange Commission on October 19, 2001).

2.2	Amendment No. 1 to the Combination Agreement, dated as of September 7, 2001, by and among Solectron Corporation, C-MAC Industries, Inc., 3924548 Canada Inc. and Solectron Global Services Canada Inc. (incorporated by reference to Exhibit 2.2 to Solectron’s Registration on Form S-4 (Registration No. 333-69182) filed by Solectron with the Securities and Exchange Commission on October 19, 2001).

99.1	Press Release of Solectron Corporation and C-MAC Industries Inc. dated August 8, 2001.